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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 4, 2000
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                              BARNES & NOBLE, INC.
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             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or other Jurisdiction of Incorporation)


                  1-12302                                06-1196501
          -----------------------             --------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


        122 Fifth Avenue, New York, NY                       10011
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    (Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, Including Area Code    212-633-3300
                                                      ------------


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report )

                      -------------------------------------
                     Exhibit Index appears on page 4 hereof.




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Item 5.  Other Events.

On May 4, 2000, Barnes & Noble, Inc. (the "Company") and B&N Acquistion Corporation , a wholly-owned indirect subsidiary of the Company (the "Purchaser"), executed a definitive merger agreement (the "Merger Agreement") providing for the acquisition of Funco, Inc., a Minneapolis- based electronic games retailer ("Funco"), for approximately $161.5 million. The acquisition of control of Funco is expected to be completed in June 2000.

As a first step in the transaction, the Purchaser will commence a cash tender offer ("the "Offer") by May 18, 2000 for all outstanding shares of common stock of Funco (the "Shares") for $24.75 per share. Completion of the Offer is subject to the satisfaction of certain conditions which include, among other things, the following: (i) there shall have been validly tendered and not withdrawn a number of Shares which, together with all Shares owned, directly or indirectly, by the Company or Purchaser, represents at least 51% of the total voting power of Funco's outstanding Shares and (ii) the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Following the completion of the Offer (and subject to certain conditions), Purchaser will be merged with and into Funco, with Funco surviving as a wholly-owned indirect subsidiary of the Company (the "Merger"). In the Merger, those shareholders of Funco who did not tender their Shares (other than the Company and its subsidiaries and shareholders exercising dissenters' rights) will be entitled to receive the same price per Share that is offered in the Offer for each Share held by them.

The terms and conditions of the acquisition (including the Offer and the Merger) are more fully described in the Merger Agreement, which is attached as Exhibit
2.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  2.1 Agreement and Plan of Merger, dated as of May 4, 2000, by and among Funco, Inc., Barnes & Noble, Inc. and B&N Acquisition Corporation

                  2.2 Shareholder Agreement, dated as of May 4, 2000, by and between Barnes & Noble, Inc. and David R. Pomije

                  99 Press release, dated May 4, 2000, announcing the execution of the Merger Agreement, filed under the Company's Schedule TO on May 5, 2000, and incorporated herein by reference


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BARNES & NOBLE, INC.
                                         (Registrant)


                                         By:/s/  Maureen O'Connell
                                            -----------------------------
                                         Name: Maureen O'Connell
                                         Title: Chief Financial Officer

Date: May 10, 2000


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                                  EXHIBIT INDEX


EXHIBIT NO.
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                  2.1      Agreement and Plan of Merger, dated as of May 4,
                           2000, by and among Funco, Inc., Barnes & Noble, Inc. and B&N Acquisition Corporation

                  2.2 Shareholder Agreement, dated as of May 4, 2000, by and between Barnes & Noble, Inc. and David R. Pomije

                  99 Press release, dated May 4, 2000, announcing the execution of the Merger Agreement, filed under the Company's Schedule TO on May 5, 2000, and incorporated herein by reference


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